UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 4, 2007

Commission file number 1-8572

TRIBUNE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	36-1880355
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois	60611
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 4, 2007, Tribune Company (the “Company”) entered into an amendment (the “Amendment”) to that certain Credit Agreement, dated as of May 17, 2007 (the “Credit Agreement”), by and among the Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Merrill Lynch Capital Corporation, as syndication agent, Citicorp North America, Inc., Bank of America, N.A. and Barclays Bank PLC, as co-documentation agents, and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners. The Amendment effected technical modifications to certain terms contained in the Credit Agreement. The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 5.02.                                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 4, 2007, the Company announced that Jeffrey Chandler, Roger Goodan and William Stinehart, Jr. resigned as members of the Board of Directors (the “Board”) of the Company, effective immediately. Messrs. Chandler, Goodan and Stinehart served on the Board as representatives of the Chandler Trusts. As previously announced, the Chandler Trusts agreed to cause the resignations of Messrs. Chandler, Goodan and Stinehart effective upon the consummation of the Company’s purchase of the Chandler Trusts’ shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) in the Company’s tender offer.

The Company’s press release announcing, among other things, the resignations of Messrs. Chandler, Goodan and Stinehart is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01.            OTHER EVENTS.

On June 4, 2007, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as underwriter, the Chandler Trust No. 1 and certain affiliates of Chandler Trust No. 2 (together with Chandler Trust No. 1, the “Selling Stockholders”) with respect to the offering and sale of 20,351,954 shares of Company Common Stock by the Selling Stockholders under the Company’s shelf registration statement on Form S-3ASR (Registration No. 333-142351). The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Company’s press release announcing, among other things, the offering and sale of shares of Company Common Stock by the Selling Stockholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* * * * *

Important Additional Information Regarding the Merger will be filed with the SEC:

In connection with the proposed merger between a wholly-owned subsidiary of the Tribune Employee Stock Ownership Trust and the Company, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on June 1, 2007. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON JUNE 1, 2007 AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. The preliminary proxy statement and the definitive proxy statement (when available) and other relevant documents may also be obtained free of charge on the Company’s website at www.tribune.com or by directing a request to Tribune Company, 435 North Michigan Avenue, Chicago, IL 60611, Attention: Investor Relations. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The Company and its directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the Company and its directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement for the Company’s Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2007. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s stockholders generally, by reading the preliminary proxy statement filed with the SEC on June 1, 2007 and the definitive proxy statement (when available) and other relevant documents regarding the merger that are filed with the SEC.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits to this Form 8-K

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 4, 2007, by and among Tribune Company, Goldman, Sachs & Co. and the selling stockholders named therein

4.1

Amendment No. 1 to Credit Agreement, dated as of June 4, 2007, by and among Tribune Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Merrill Lynch Capital Corporation, as syndication agent, Citicorp North America, Inc., Bank of America, N.A., and Barclays Bank PLC, as co-documentation agents, and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners

99.1	Press Release of Tribune Company, dated June 4, 2007 (incorporated by reference to Tribune Company’s issuer free writing prospectus filed pursuant to Rule 433 on June 4, 2007)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY (Registrant)

Date: June 5, 2007	/s/ Mark W. Hianik
Mark W. Hianik Vice President/Assistant General Counsel

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 4, 2007, by and among Tribune Company, Goldman, Sachs & Co. and the selling stockholders named therein

4.1

Amendment No. 1 to Credit Agreement, dated as of June 4, 2007, by and among Tribune Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Merrill Lynch Capital Corporation, as syndication agent, Citicorp North America, Inc., Bank of America, N.A., and Barclays Bank PLC, as co-documentation agents, and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners

99.1	Press Release of Tribune Company, dated June 4, 2007 (incorporated by reference to Tribune Company’s issuer free writing prospectus filed pursuant to Rule 433 on June 4, 2007)